American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2014	2013

Cash and due from banks	$22,699	$24,071
Interest-bearing deposits in other banks	58,278	54,198

Securities available for sale, at fair value	328,534	347,618
Restricted stock, at cost	4,529	4,885
Loans held for sale	811	3,919

Loans	816,588	798,996
Less allowance for loan losses	(12,620)	(12,684)
Net Loans	803,968	786,312

Premises and equipment, net	23,085	23,982
Other real estate owned, net	2,364	4,215
Goodwill	39,043	39,043
Core deposit intangibles, net	2,271	3,489
Bank owned life insurance	15,044	14,597
Accrued interest receivable and other assets	18,531	17,856

Total assets	$1,319,157	$1,324,185

Liabilities
Demand deposits -- noninterest-bearing	$244,469	$231,583
Demand deposits -- interest-bearing	185,982	170,641
Money market deposits	173,192	181,559
Savings deposits	88,226	85,016
Time deposits	359,191	402,284
Total deposits	1,051,060	1,071,083

Customer repurchase agreements	51,945	44,026
Long-term borrowings	9,930	9,983
Trust preferred capital notes	27,495	27,394
Accrued interest payable and other liabilities	5,562	5,873
Total liabilities	1,145,992	1,158,359

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	-	-
Common stock, $1 par, 20,000,000 shares authorized,
7,843,454 shares outstanding at September 30, 2014 and
7,886,476 shares outstanding at September 30, 2013	7,843	7,886
Capital in excess of par value	57,087	57,905
Retained earnings	103,515	97,762
Accumulated other comprehensive income, net	4,720	2,273
Total shareholders' equity	173,165	165,826

Total liabilities and shareholders' equity	$1,319,157	$1,324,185

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2014	2013	2014	2013
Interest and Dividend Income:
Interest and fees on loans	$9,864	$11,100	$29,398	$33,853
Interest and dividends on securities:
Taxable	918	845	2,850	2,574
Tax-exempt	966	1,056	3,017	3,153
Dividends	72	67	221	176
Other interest income	32	38	100	106
Total interest and dividend income	11,852	13,106	35,586	39,862

Interest Expense:
Interest on deposits	1,120	1,338	3,510	4,143
Interest on short-term borrowings	4	3	8	38
Interest on long-term borrowings	82	82	243	246
Interest on trust preferred capital notes	186	190	555	567
Total interest expense	1,392	1,613	4,316	4,994

Net Interest Income	10,460	11,493	31,270	34,868
Provision for loan losses	-	-	150	294

Net Interest Income After Provision
for Loan Losses	10,460	11,493	31,120	34,574

Noninterest Income:
Trust fees	992	1,077	3,131	2,609
Service charges on deposit accounts	441	452	1,285	1,290
Other fees and commissions	479	471	1,416	1,393
Mortgage banking income	342	464	880	1,713
Securities gains, net	315	4	504	203
Other	412	299	1,168	1,015
Total noninterest income	2,981	2,767	8,384	8,223

Noninterest Expense:
Salaries	3,714	3,610	10,890	10,552
Employee benefits	799	856	2,621	2,622
Occupancy and equipment	933	933	2,779	2,721
FDIC assessment	157	163	486	485
Bank franchise tax	216	187	669	559
Core deposit intangible amortization	227	330	888	1,171
Data processing	361	305	1,054	892
Software	248	198	745	659
Foreclosed real estate, net	141	245	148	681
Merger related expenses	268	-	268	-
Other	1,763	1,628	5,067	4,859
Total noninterest expense	8,827	8,455	25,615	25,201

Income Before Income Taxes	4,614	5,805	13,889	17,596
Income Taxes	1,446	1,562	4,038	4,992
Net Income	$3,168	$4,243	$9,851	$12,604

Net Income Per Common Share:
Basic	$0.40	$0.54	$1.25	$1.60
Diluted	$0.40	$0.54	$1.25	$1.60
Average Common Shares Outstanding:
Basic	7,841,078	7,877,901	7,871,016	7,867,835
Diluted	7,851,735	7,892,015	7,881,441	7,878,961

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2014	2014	2013	2014	2013
EARNINGS
Interest income	$11,852	$11,780	$13,106	$35,586	$39,862
Interest expense	1,392	1,429	1,613	4,316	4,994
Net interest income	10,460	10,351	11,493	31,270	34,868
Provision for loan losses	-	150	-	150	294
Noninterest income	2,981	2,700	2,767	8,384	8,223
Noninterest expense	8,827	8,365	8,455	25,615	25,201
Income taxes	1,446	1,303	1,562	4,038	4,992
Net income	3,168	3,233	4,243	9,851	12,604

PER COMMON SHARE
Earnings per share - basic	$0.40	$0.41	$0.54	$1.25	$1.60
Earnings per share - diluted	0.40	0.41	0.54	1.25	1.60
Cash dividends paid	0.23	0.23	0.23	0.69	0.69
Book value per share	22.08	21.95	21.03	22.08	21.03
Book value per share - tangible (a)	16.81	16.65	15.63	16.81	15.63
Closing market price	22.75	21.73	23.20	22.75	23.20

FINANCIAL RATIOS
Return on average assets	0.97%	1.00%	1.30%	1.01%	1.29%
Return on average equity	7.35	7.53	10.40	7.66	10.21
Return on average tangible equity (b)	10.12	10.67	14.90	10.72	14.76
Average equity to average assets	13.18	13.22	12.48	13.15	12.64
Tangible equity to tangible assets (a)	10.32	10.37	9.62	10.32	9.62
Net interest margin, taxable equivalent	3.68	3.68	4.06	3.69	4.14
Efficiency ratio (e)	64.35	62.87	56.60	63.01	56.02
Effective tax rate	31.34	28.73	26.91	29.07	28.37

PERIOD-END BALANCES
Securities	$333,063	$354,783	$352,502	$333,063	$352,502
Loans held for sale	811	118	3,919	811	3,919
Loans, net of unearned income	816,588	813,057	798,996	816,588	798,996
Goodwill and other intangibles	41,314	41,541	42,532	41,314	42,532
Assets	1,319,157	1,300,648	1,324,185	1,319,157	1,324,185
Assets - tangible (a)	1,277,843	1,259,107	1,281,653	1,277,843	1,281,653
Deposits	1,051,060	1,035,800	1,071,083	1,051,060	1,071,083
Customer repurchase agreements	51,945	38,420	44,026	51,945	44,026
Long-term borrowings	37,425	37,394	37,377	37,425	37,377
Shareholders' equity	173,165	172,083	165,826	173,165	165,826
Shareholders' equity - tangible (a)	131,851	130,542	123,294	131,851	123,294

AVERAGE BALANCES
Securities	$329,455	$347,726	$339,582	$340,720	$333,785
Loans held for sale	1,998	1,685	5,109	1,905	6,053
Loans, net of unearned income	815,564	793,060	790,846	799,114	788,192
Interest-earning assets	1,191,761	1,183,559	1,189,844	1,186,763	1,179,680
Goodwill and other intangibles	41,455	41,738	42,731	41,754	43,133
Assets	1,309,120	1,299,535	1,307,347	1,303,788	1,302,070
Assets - tangible (a)	1,267,665	1,257,797	1,264,616	1,262,034	1,258,937
Interest-bearing deposits	806,267	820,342	834,305	818,858	829,029
Deposits	1,044,913	1,043,479	1,053,124	1,046,644	1,045,623
Customer repurchase agreements	45,725	40,720	46,712	41,443	48,016
Long-term borrowings	37,406	37,376	37,388	37,385	37,393
Shareholders' equity	172,493	171,784	163,130	171,450	164,595
Shareholders' equity - tangible (a)	131,038	130,046	120,399	129,696	121,462

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2014	2014	2013	2014	2013
CAPITAL
Average shares outstanding - basic	7,841,078	7,872,079	7,877,901	7,871,016	7,867,835
Average shares outstanding - diluted	7,851,735	7,879,854	7,892,015	7,881,441	7,878,961

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,763	$12,614	$12,676	$12,600	$12,118
Provision for loan losses	-	150	-	150	294
Charge-offs	(230)	(95)	(162)	(398)	(629)
Recoveries	87	94	170	268	901
Ending balance	$12,620	$12,763	$12,684	$12,620	$12,684

LOANS
Construction and land development	$47,060	$50,856	$43,386	$47,060	$43,386
Commercial real estate	371,743	366,722	361,968	371,743	361,968
Residential real estate	175,091	175,387	173,695	175,091	173,695
Home equity	90,952	89,725	89,154	90,952	89,154
Commercial and industrial	126,437	125,163	124,504	126,437	124,504
Consumer	5,305	5,204	6,289	5,305	6,289
Total	$816,588	$813,057	$798,996	$816,588	$798,996

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$-	$-	$-	$-	$-
Nonaccrual	4,494	5,224	4,647	4,494	4,647
Foreclosed real estate	2,364	2,622	4,215	2,364	4,215
Nonperforming assets	$6,858	$7,846	$8,862	$6,858	$8,862

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.55	1.57	1.59	1.55	1.59
Allowance for loan losses to
nonperforming loans	280.82	244.31	272.95	280.82	272.95
Nonperforming assets to total assets	0.52	0.60	0.67	0.52	0.67
Nonperforming loans to total loans	0.55	0.64	0.58	0.55	0.58
Annualized net charge-offs (recoveries)
to average loans	0.07%	0.00%	0.00%	0.02%	(0.05)%

OTHER DATA
Fiduciary assets at period-end (c)	$441,753	$450,352	$430,853	$441,753	$430,853
Retail brokerage assets at period-end (c)	$201,327	$197,625	$175,856	$201,327	$175,856
Number full-time equivalent employees (d)	292	291	290	292	290
Number of full service offices	24	25	25	24	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	30	31	31	30	31

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
(e) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and excluding (a) gains or losses on securities and (b) gains or losses on sale of premises and equipment.

Net Interest Income Analysis
For the Three Months Ended September 30, 2014 and 2013
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2014	2013	2014	2013	2014	2013
Loans:
Commercial	$126,340	$126,745	$1,339	$1,511	4.20%	4.73%
Real estate	686,682	663,539	8,451	9,517	4.92	5.74
Consumer	4,540	5,671	85	104	7.43	7.28
Total loans	817,562	795,955	9,875	11,132	4.83	5.59

Securities:
Federal agencies & GSEs	72,828	55,543	212	126	1.16	0.91
Mortgage-backed & CMOs	58,365	72,505	345	322	2.36	1.78
State and municipal	183,679	195,673	1,783	1,945	3.88	3.98
Other	14,583	15,861	114	116	3.36	2.93
Total securities	329,455	339,582	2,454	2,509	2.99	2.96

Deposits in other banks	45,744	54,307	32	38	0.28	0.28

Total interest-earning assets	1,192,761	1,189,844	12,361	13,679	4.14	4.59

Non-earning assets	116,359	117,503

Total assets	$1,309,120	$1,307,347

Deposits:
Demand	$189,208	$163,825	15	25	0.03	0.06
Money market	167,777	184,428	51	83	0.12	0.18
Savings	88,456	84,390	10	17	0.04	0.08
Time	360,826	401,662	1,044	1,213	1.15	1.20
Total deposits	806,267	834,305	1,120	1,338	0.55	0.64

Customer repurchase agreements	45,725	46,712	2	3	0.02	0.03
Other short-term borrowings	2,215	-	2	-	0.36	-
Long-term borrowings	37,406	37,388	268	272	2.87	2.91
Total interest-bearing
liabilities	891,613	918,405	1,392	1,613	0.62	0.70

Noninterest bearing demand deposits	238,646	218,819
Other liabilities	6,368	6,993
Shareholders' equity	172,493	163,130
Total liabilities and
shareholders' equity	$1,309,120	$1,307,347

Interest rate spread					3.52%	3.89%
Net interest margin					3.68%	4.06%

Net interest income (taxable equivalent basis)			10,969	12,066
Less: Taxable equivalent adjustment			509	573
Net interest income			$10,460	$11,493

Net Interest Income Analysis
For the Nine Months Ended September 30, 2014 and 2013
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2014	2013	2014	2013	2014	2013
Loans:
Commercial	$122,441	$127,592	$4,096	$4,706	4.49%	4.95%
Real estate	673,745	660,698	25,072	28,927	4.96	5.84
Consumer	4,833	5,955	261	316	7.25	7.12
Total loans	801,019	794,245	29,429	33,949	4.90	5.70

Securities:
Federal agencies & GSEs	73,506	51,668	617	368	1.12	0.95
Mortgage-backed & CMOs	62,420	76,286	1,116	1,040	2.38	1.82
State and municipal	189,311	192,113	5,548	5,804	3.91	4.03
Other	15,483	13,718	362	306	3.33	2.97
Total securities	340,720	333,785	7,643	7,518	3.00	3.00

Deposits in other banks	46,024	51,650	100	106	0.29	0.28

Total interest-earning assets	1,187,763	1,179,680	37,172	41,573	4.18	4.70

Non-earning assets	116,025	122,390

Total assets	$1,303,788	$1,302,070

Deposits:
Demand	$181,040	$160,858	56	85	0.04	0.07
Money market	177,279	175,486	176	254	0.13	0.19
Savings	88,286	83,859	35	54	0.05	0.09
Time	372,253	408,826	3,243	3,750	1.17	1.23
Total deposits	818,858	829,029	3,510	4,143	0.58	0.67

Customer repurchase agreements	41,443	48,016	5	38	0.02	0.11
Other short-term borrowings	937	-	3	-	0.43	-
Long-term borrowings	37,385	37,393	798	813	2.85	2.90
Total interest-bearing
liabilities	898,623	914,438	4,316	4,994	0.64	0.73

Noninterest bearing demand deposits	227,786	216,594
Other liabilities	5,929	6,443
Shareholders' equity	171,450	164,595
Total liabilities and
shareholders' equity	$1,303,788	$1,302,070

Interest rate spread					3.54%	3.97%
Net interest margin					3.69%	4.14%

Net interest income (taxable equivalent basis)			32,856	36,579
Less: Taxable equivalent adjustment			1,586	1,711
Net interest income			$31,270	$34,868